Trade and Other Payables	12 Months Ended
Dec. 31, 2018
Text Block1 [Abstract]
Trade and Other Payables

15 TRADE AND OTHER PAYABLES

	$ million
	Dec 31, 2018		Dec 31, 2017
	Current	Non-current	Current	Non-current
Trade payables	30,351	—	33,196	—
Other payables	5,597	2,413	5,767	3,090
Amounts due to joint ventures and associates	2,851	33	2,021	29
Accruals and deferred income	10,089	289	10,426	328
Total	48,888	2,735	51,410	3,447

The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.

Other payables include amounts due to joint arrangement partners and in respect of other project-related items.

Information about offsetting, collateral and liquidity risk is presented in Note 19.